EXHIBIT 99

Quarterly

Operating Supplement

Fourth Quarter 2003

Quarterly Operating Supplement

1	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

December 31, 2003

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s and Fitch, provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, the Company plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Twelve months ended December 31, 2003
	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Net premiums written	$741,840	$—	$368,637	$1,110,477

Net premiums earned	$759,620	$—	$248,563	$1,008,183
Net investment income	107,690	36	78,437	186,163
Equity in net income of affiliates	—	95,507	9,969	105,476
Other income	32,003	27,680	3,639	63,322

Total revenues	899,313	123,223	340,608	1,363,144

Provision for losses(1)	309,272	—	166,782	476,054
Policy acquisition costs	70,195	—	58,323	128,518
Other operating expenses	125,951	47,058	38,068	211,077
Interest expense	21,467	3,162	12,913	37,542

Total expenses	526,885	50,220	276,086	853,191

Gain/(loss) on disposition of investments	8,123	(2,284)	11,548	17,387
Change in fair value of derivative instruments	3,275	90	774	4,139

Net gains/(losses)	11,398	(2,194)	12,322	21,526

Pretax income	383,826	70,809	76,844	531,479

Income tax provision	104,013	28,313	13,252	145,578

Net income	$279,813	$42,496	$63,592	$385,901

Total assets	$3,849,210	$314,628	$2,281,929	$6,445,767
Deferred policy acquisition costs	79,542	—	139,237	218,779
Reserve for losses	513,473	—	276,907	790,380
Unearned premiums	93,415	—	625,234	718,649

Equity	$1,850,796	$260,918	$1,114,130	$3,225,844

*	Reported on a GAAP basis.

(1)	On January 14, 2004, Radian Asset Assurance Inc. (the “Company”), which is included in the Financial Guaranty business segment of the Company’s ultimate parent, Radian Group Inc. (“Radian Group”), announced it would have claims from a single manufactured housing transaction that the Company reinsured from Radian Insurance Inc., an affiliate of the Company. The Company received its first default notice related to this transaction on January 27, 2004. The Company established $111.25 million in loss reserves for this transaction in 2003 for GAAP purposes. These reserves were established on a Statutory basis in 2004. The Company expects losses to be paid out over the next several years. The Company also announced that it would immediately receive $65.0 million in capital from Radian Group to offset (on an after-tax basis) the effect of this loss on the Company.

3	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Key Financial Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Income Statements ($ Thousands)

	Quarter ended		Twelve months ended
	December 31 2003	December 31 2002	December 31 2003	December 31 2002
Revenues
Gross premiums written	$79,684	$50,048	$194,870	$195,530
Reinsurance premiums ceded	(5,575)	(2,311)	(25,697)	(24,617)

Net premiums written	74,109	47,737	169,173	170,913
Increase in unearned premiums	(46,014)	(19,465)	(64,477)	(76,765)

Premiums earned	28,095	28,272	104,696	94,148

Net investment income	7,387	6,203	29,542	24,990
Net realized gain on sale of investments	1,669	1,511	4,318	2,205

Net investment gains	9,056	7,714	33,860	27,195

Other (expense) income	(1,100)	120	(923)	594

Total revenues	36,051	36,106	137,633	121,937

Expenses
Losses and loss adjustment expenses incurred	13,060	7,192	25,730	32,151
Commissions incurred	(550)	3,959	(6,964)	12,386
Other underwriting expenses	14,433	5,990	49,176	31,805

Total expenses	26,943	17,141	67,942	76,342

Income before income taxes	9,108	18,965	69,691	45,595
Federal and foreign income taxes	3,801	6,622	9,335	13,371

Net income	$5,307	$12,343	$60,356	$32,224

Financial Ratios
Loss and LAE Ratio	46.5%	25.4%	24.6%	34.1%
Underwriting Expense Ratio	18.7%	20.8%	25.0%	25.9%

Combined Ratio	65.2%	46.2%	49.6%	60.0%

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

4	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Statutory Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Balance Sheets ($ Thousands)

	December 31 2003	December 31 2002
Assets
Long-term bonds	$670,790	$550,512
Preferred stock	32,252	24,585
Common stock	74,204	1,156
Cash and short-term investments	67,333	46,100
Receivable for securities	515	149

Total Investments	845,094	622,502

Investment income due and accrued	9,722	6,919
Premiums receivable	12,805	22,449
Funds held by reinsured companies	73	1,863
Current federal income tax recoverable	609	—
Net deferred tax asset	1,130	1,531
Other assets	—	2,118

Total Assets	$869,433	$657,382

Liabilities
Contingency reserve	$59,462	$39,272
Losses and loss adjustment expenses	19,847	50,453
Reinsurance payable on paid losses and loss adjustment expenses	2,434	4,843
Unearned premiums	298,178	233,701
Provision for reinsurance	284	284
Payable to affiliates	18,076	2,200
Payable for securities	2,962	6,660
Ceded reinsurance premiums payable	1,395	2,670
Federal and foreign income taxes payable	3,642	5,360
Funds held under reinsurance treaties	6,696	—
Accrued expenses and other liabilities	3,463	2,480

Total Liabilities	416,439	347,923

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	326,714	229,077
Unassigned funds	111,280	65,382

Total Policyholders’ Surplus	452,994	309,459

Total Liabilities and Policyholders’ Surplus	$869,433	$657,382

Qualified Statutory Capital	$512,456	$348,731

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

5	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Statutory Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Gross Premiums Written by Product ($ Thousands)

	4th Qtr 2003	4th Qtr 2002	% Change	YTD 2003	YTD 2002	% Change
Public Finance Direct	$42,036	$19,575	114.7%	$85,316	$63,431	34.5%
Structured Finance Direct	34,276	14,771	132.0%	102,800	72,788	41.2%
Public Finance Reinsurance	860	—	—	5,610	2,468	127.3%
Structured Finance Reinsurance	2,512	5,162	–51.3%	10,837	18,878	–42.6%
Trade Credit Reinsurance	—	10,540	–100.0%	(9,693)	37,965	–125.5%

	$79,684	$50,048	59.2%	$194,870	$195,530	–0.3%

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	December 31 2003	December 31 2002	% Change
Capital and Surplus	$452,994	$309,459	46%
Contingency Reserve	59,462	39,272	51%

Qualified Statutory Capital	512,456	348,731	47%

Unearned Premium Reserve	298,178	233,701	28%
Loss and Loss Expense Reserves	19,847	50,453	–61%

Total Policyholders’ Reserves	830,481	632,885	31%

Present Value of Future Installment Premiums	190,266	151,032	26%

Reinsurance and Soft Capital Facilities	200,000	15,000	1,233%

Total Claims-Paying Resources	$1,220,747	$798,917	53%

Total Debt Service (Principal and Interest) Outstanding	$28,961,961	$22,081,339	31%
Capital Leverage Ratio [1]	57:1	63:1
Claims-Paying Ratio [2]	24:1	28:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Investment Portfolio Highlights

Asset Quality

As of December 31, 2003, the book value of our investment portfolio was $823.5 million, with an average duration of 4.6 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

7	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

State	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
New York	$1,279,650	6.1%	$1,019,026	6.7%
Pennsylvania	1,218,444	5.9%	993,019	6.5%
Texas	1,081,670	5.2%	1,133,571	7.4%
Florida	708,912	3.4%	649,067	4.3%
California	695,664	3.4%	494,536	3.2%
Colorado	511,114	2.5%	371,126	2.4%
Connecticut	447,951	2.2%	463,912	3.0%
Illinois	395,050	1.9%	362,451	2.4%
Ohio	357,977	1.7%	215,141	1.4%
Massachusetts	352,506	1.7%	266,640	1.8%
Total of top ten states	7,048,938	34.0%	5,968,489	39.1%
Total of other states	4,343,800	21.0%	3,406,208	22.3%
Domestic structured finance	8,918,367	43.0%	5,282,486	34.6%
International	406,482	2.0%	608,706	4.0%
Total	$20,717,587	100.0%	$15,265,889	100.0%

8	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Sector Breakout

Public Finance	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Healthcare	$2,603,369	12.5%	$1,997,820	13.1%
General Obligations	2,460,205	11.9%	2,105,718	13.7%
Education	1,939,787	9.4%	1,549,056	10.1%
Long-Term Care	1,054,633	5.1%	840,073	5.5%
Utilities	890,419	4.3%	827,500	5.4%
Tax-Backed	757,979	3.7%	497,104	3.3%
Other Public Finance	680,833	3.3%	468,386	3.1%
Transportation	405,082	1.9%	408,275	2.7%
Second-To-Pay Muni Wrap	387,730	1.8%	442,891	2.9%
Housing	183,462	0.9%	208,523	1.4%
Investor-Owned Utilities	57,308	0.3%	59,856	0.4%
Subtotal Public Finance	$11,420,807	55.1%	$9,405,202	61.6%

Structured Finance	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Collateralized Debt Obligations	$6,720,501	32.5%	$4,227,312	27.6%
Asset-Backed – Consumer	981,871	4.7%	649,398	4.3%
Asset-Backed – Mortgage and MBS	975,114	4.7%	192,886	1.3%
Asset-Backed – Commercial and Other	397,647	1.9%	490,718	3.2%
Other Structured Finance	221,647	1.1%	300,373	2.0%
Subtotal Structured Finance	$9,296,780	44.9%	$5,860,687	38.4%
Total	$20,717,587	100.0%	$15,265,889	100.0%

9	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

Rating*	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
AAA	$4,998,370	24.1%	$2,434,386	16.0%
AA	3,072,299	14.8%	2,903,551	19.0%
A	3,652,262	17.6%	2,638,433	17.3%
BBB	7,625,867	36.8%	5,682,251	37.2%
Investment Grade	406,110	2.0%	198,467	1.3%
Below Investment Grade	634,814	3.1%	719,055	4.7%
Not Rated	327,865	1.6%	689,746	4.5%
Total	$20,717,587	100.0%	$15,265,889	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Insured Portfolio Highlights ($ Thousands)

10 Largest Public Finance Exposures

	Net Par (12/31/2003)	Percent of total Net Par	Rating*
New York, New York GO	$184,223	0.89%	A
Muni Leveraged Lease	145,377	0.70%	A
Virgin Islands Pub Fin Auth	124,255	0.60%	BBB
Jefferson Cnty Ala Sewer	106,168	0.51%	A
Second-To-Pay Muni Wrap	90,000	0.43%	AAA
Second-To-Pay Muni Wrap	90,000	0.43%	AAA
Second-To-Pay Muni Wrap	88,000	0.42%	AAA
Interlocken Consolidated Metropolitan District	83,640	0.40%	BBB–
Long Island Univ – New York St Dorm Auth	81,393	0.39%	BBB–
Orlando Regional Health Systems Florida	78,558	0.38%	A–
Total top ten	$1,071,614	5.15%

10 Largest Structured Finance Exposures

	Net Par (12/31/2003)	Percent of total Net Par	Rating*
European Static Synthetic CDO	$270,900	1.31%	AAA
U.S. Static Synthetic CDO	270,000	1.30%	AAA
U.S. Static Synthetic CDO	270,000	1.30%	AA
European Static Synthetic CDO	264,590	1.28%	AAA
CDO of ABS	257,529	1.24%	AA
U.S. Static Synthetic CDO	252,051	1.22%	AA
U.S. Static Synthetic CDO	250,000	1.21%	AAA
U.S. Static Synthetic CDO	250,000	1.21%	AA+
U.S. Static Synthetic CDO	250,000	1.21%	AAA
European RMBS	226,438	1.09%	AAA
Total top ten	$2,561,508	12.37%

*	Indicated category reflects highest rating of the three rating agencies.

11	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Senior Counsel

Edward McC. Bowers

Senior Vice President, Global Structured Products

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Andrew C.J. Poole

Managing Director, Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

12	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Radian Asset Assurance Inc. Management Team

Quarterly

Operating Supplement

Fourth Quarter 2003

Quarterly Operating Supplement

1	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Table of Contents

Quarterly Operating Supplement

Radian Reinsurance Inc.

Quarterly Operating Supplement

December 31, 2003

Company Profile

Radian Reinsurance Inc., founded in 1986 and rated AA by Fitch Ratings and Standard & Poor’s and Aa2 by Moody’s, was the first company dedicated exclusively to the reinsurance of investment-grade securities. The Company is a leading provider of treaty and facultative reinsurance for primary insurers of municipal bonds, asset-backed obligations and structured finance obligations, helping insurers manage portfolio risk exposure, increase insurance capacity, and meet regulatory and rating-agency capital requirements.

Radian Reinsurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information
Radian Reinsurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Company Profile / Company Information

Quarterly Operating Supplement

Radian Group Inc. and Subsidiaries

Key Financial Highlights* ($ Thousands)

	Twelve months ended December 31, 2003
	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Net premiums written	$741,840	$—	$368,637	$1,110,477

Net premiums earned	$759,620	$—	$248,563	$1,008,183
Net investment income	107,690	36	78,437	186,163
Equity in net income of affiliates	—	95,507	9,969	105,476
Other income	32,003	27,680	3,639	63,322

Total revenues	899,313	123,223	340,608	1,363,144

Provision for losses(1)	309,272	—	166,782	476,054
Policy acquisition costs	70,195	—	58,323	128,518
Other operating expenses	125,951	47,058	38,068	211,077
Interest expense	21,467	3,162	12,913	37,542

Total expenses	526,885	50,220	276,086	853,191

Gain/(loss) on disposition of investments	8,123	(2,284)	11,548	17,387
Change in fair value of derivative instruments	3,275	90	774	4,139

Net gains/(losses)	11,398	(2,194)	12,322	21,526

Pretax income	383,826	70,809	76,844	531,479

Income tax provision	104,013	28,313	13,252	145,578

Net income	$279,813	$42,496	$63,592	$385,901

Total assets	$3,849,210	$314,628	$2,281,929	$6,445,767
Deferred policy acquisition costs	79,542	—	139,237	218,779
Reserve for losses	513,473	—	276,907	790,380
Unearned premiums	93,415	—	625,234	718,649

Equity	$1,850,796	$260,918	$1,114,130	$3,225,844

*	Reported on a GAAP basis.

(1)	On January 14, 2004, Radian Asset Assurance Inc. (“Radian Asset Assurance”), an affiliate of Radian Reinsurance Inc. (the “Company”), which is included in the Financial Guaranty business segment of the Company’s ultimate parent, Radian Group Inc. (“Radian Group”), announced it would have claims from a single manufactured housing transaction that Radian Asset Assurance reinsured from Radian Insurance Inc., another affiliate of the Company and Radian Asset Assurance. Radian Asset Assurance received its first default notice related to this transaction on January 27, 2004. Radian Asset Assurance established $111.25 million in loss reserves for this transaction in 2003 for GAAP purposes. These reserves were established on a Statutory basis in 2004. Radian Asset Assurance expects losses to be paid out over the next several years. Radian Asset Assurance also announced that it would immediately receive $65.0 million in capital from Radian Group to offset (on an after-tax basis) the effect of this loss.

3	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Key Financial Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Statutory Income Statements ($ Thousands)

	Quarter ended		Twelve months ended
	December 31 2003	December 31 2002	December 31 2003	December 31 2002
Revenues
Gross premiums written	$20,678	$28,775	$187,501	$111,713
Reinsurance premiums ceded	(1,076)	(8)	(3,247)	(1,576)

Net premiums written	19,602	28,767	184,254	110,137
Decrease (increase) in unearned premiums	21,531	(5,205)	(42,998)	(29,385)

Premiums earned	41,133	23,562	141,256	80,752

Net investment income	12,312	11,698	48,505	47,864
Net realized gain (loss) on sale of investments	760	(181)	6,823	6,139

Net investment gains	13,072	11,517	55,328	54,003

Other (expense) income	(1,546)	47	(4,438)	106

Total revenues	52,659	35,126	192,146	134,861

Expenses
Losses and loss adjustment expenses incurred	16,371	7,427	36,523	14,304
Commissions incurred	2,719	9,228	57,128	34,182
Other underwriting expenses	5,412	2,321	16,999	9,230

Total expenses	24,502	18,976	110,650	57,716

Income before income taxes	28,157	16,150	81,496	77,145
Federal and foreign income tax (benefit) expense	(6,827)	2,937	2,473	4,580

Net income	$34,984	$13,213	$79,023	$72,565

Financial Ratios
Loss and LAE Ratio	39.8%	31.5%	25.9%	17.7%
Underwriting Expense Ratio	41.5%	40.1%	40.2%	39.4%

Combined Ratio	81.3%	71.6%	66.1%	57.1%

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

Effective December 31, 2003, the Company entered into a novation agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Limited) whereby the Company novated unearned premiums of $20.0 million and loss and loss adjustment reserves of $26.7 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

4	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Statutory Income Statements

Quarterly Operating Supplement

Radian Reinsurance Inc.

Statutory Balance Sheets ($ Thousands)

	December 31 2003	December 31 2002
Assets
Long-term bonds	$991,764	$905,719
Cash and short-term investments	76,397	21,971
Receivable for securities	—	654

Total Investments	1,068,161	928,344

Investment income due and accrued	13,930	12,817
Premiums receivable	9,746	5,100
Funds held by reinsured companies	7,575	524
Current federal income tax recoverable	7,957	3,174
Net deferred tax asset	1,889	1,991
Receivable from affiliates	—	790
Other assets	2,316	1,360

Total Assets	$1,111,574	$954,100

Liabilities
Contingency reserve	$261,850	$280,376
Losses and loss adjustment expenses	43,002	16,114
Reinsurance payable on paid losses and loss adjustment expenses	3,625	1,262
Unearned premiums	412,308	369,310
Payable for securities	—	3,840
Commissions and contingent profit commissions	742	735
Ceded reinsurance premiums payable	1,245	7
Payable to affiliates	7,274	—
Accrued expenses and other liabilities	11,448	10,320

Total Liabilities	741,494	681,964

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	186,500	186,500
Unassigned funds	168,580	70,636

Total Policyholders’ Surplus	370,080	272,136

Total Liabilities and Policyholders’ Surplus	$1,111,574	$954,100

Qualified Statutory Capital	$631,930	$552,512

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

Effective December 31, 2003, the Company entered into a novation agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Limited) whereby the Company novated unearned premiums of $20.0 million and loss and loss adjustment reserves of $26.7 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

5	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Statutory Balance Sheets

Quarterly Operating Supplement

Radian Reinsurance Inc.

Gross Premiums Written by Product ($ Thousands)

	4th Qtr 2003	4th Qtr 2002	% Change	YTD 2003	YTD 2002	% Change
Public Finance	$14,952	$13,910	7%	$86,982	$58,172	50%
Structured Finance	12,619	11,281	12%	51,183	41,647	23%
Trade Credit Reinsurance	(6,893)	3,584	–292%	49,336	11,894	315%

	$20,678	$28,775	–28%	$187,501	$111,713	68%

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

Effective December 31, 2003, the Company entered into a novation agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Limited) whereby the Company novated unearned premiums of $20.0 million and loss and loss adjustment reserves of $26.7 million. This transaction had no impact on premiums earned or losses and loss adjustment expenses incurred.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	December 31 2003	December 31 2002	% Change
Capital and Surplus	$370,080	$272,136	36%
Contingency Reserve	261,850	280,376	–7%

Qualified Statutory Capital	631,930	552,512	14%

Unearned Premium Reserve	412,308	369,310	12%
Loss and Loss Expense Reserves	43,002	16,114	167%

Total Policyholders’ Reserves	1,087,240	937,936	16%
Present Value of Future Installment Premiums	254,102	249,108	2%

Reinsurance and Soft-Capital Facilities	125,000	150,000	–17%

Total Claims-Paying Resources	$1,466,342	$1,337,044	10%

Total Debt Service
(Principal and Interest) Outstanding	$90,231,840	$82,674,463	9%
Capital Leverage Ratio [1]	143:1	150:1
Claims-Paying Ratio [2]	62:1	62:1

1	Capital Leverage Ratio. Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio. Total debt service/Total claims-paying resources.

6	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Reinsurance Inc.

Investment Portfolio Highlights

Asset Quality

As of December 31, 2003, the book value of our investment portfolio was $1.1 billion, with an average duration of 5.5 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

7	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Geographic Diversification

State	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
California	$5,559,232	9.7%	$5,054,594	9.8%
New York	3,650,233	6.3%	3,361,363	6.6%
Texas	2,645,631	4.6%	2,221,825	4.4%
Florida	2,422,728	4.2%	2,376,386	4.7%
Illinois	2,307,437	4.0%	2,298,487	4.5%
New Jersey	1,933,361	3.4%	1,935,968	3.8%
Massachusetts	1,882,621	3.3%	1,791,923	3.5%
Pennsylvania	1,731,354	3.0%	1,791,052	3.5%
Puerto Rico	1,096,917	1.9%	1,092,288	2.1%
Washington	1,033,840	1.8%	928,917	1.8%
Total of top ten states	24,263,354	42.2%	22,852,803	44.7%
Total of other states	14,945,109	26.0%	14,208,643	27.8%
Domestic structured finance	11,927,230	20.7%	9,885,628	19.4%
International	6,384,637	11.1%	4,124,347	8.1%
Total	$57,520,330	100.0%	$51,071,421	100.0%

8	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Sector Breakout

Public Finance	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
General Obligations	$11,926,347	20.6%	$10,560,096	20.7%
Utilities	7,034,723	12.2%	6,802,514	13.3%
Transportation	6,808,469	11.8%	5,952,153	11.7%
Healthcare	6,270,554	10.9%	6,204,510	12.1%
Tax-Backed	3,615,302	6.3%	3,377,458	6.6%
Investor-Owned Utilities	2,176,923	3.8%	1,904,838	3.7%
Education	1,878,134	3.3%	1,575,248	3.1%
Housing	1,192,983	2.1%	1,184,544	2.3%
Other Public Finance	594,681	1.0%	672,199	1.3%
Second-To-Pay Muni Wrap	405,073	0.7%	405,496	0.8%
Long-Term Care	93,903	0.2%	94,790	0.2%
Subtotal Public Finance	$41,997,092	72.9%	$38,733,846	75.8%

Structured Finance	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Asset-Backed – Consumer	$6,247,278	10.9%	$5,514,421	10.8%
Collateralized Debt Obligations	4,078,503	7.1%	2,552,035	5.0%
Asset-Backed – Commercial and Other	2,848,456	5.0%	2,489,820	4.9%
Asset-Backed – Mortgage and MBS	1,590,747	2.8%	992,167	1.9%
Other Structured Finance	758,254	1.3%	789,132	1.6%
Subtotal Structured Finance	$15,523,238	27.1%	$12,337,575	24.2%
Total	$57,520,330	100.0%	$51,071,421	100.0%

9	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

Rating Distribution

Rating*	Net Par (12/31/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
AAA	$7,134,726	12.4%	$4,107,705	8.0%
AA	14,384,011	25.0%	12,018,943	23.5%
A	23,100,368	40.2%	21,409,661	41.9%
BBB	10,405,340	18.1%	9,616,900	18.8%
Investment Grade	193,402	0.3%	445,010	0.9%
Below Investment Grade	638,460	1.1%	512,053	1.0%
Not Rated	1,664,023	2.9%	2,961,149	5.9%
Total	$57,520,330	100.0%	$51,071,421	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Insured Portfolio Highlights ($ Thousands)

10 Largest Public Finance Exposures

	Net Par (12/31/2003)	Percent of total Net Par	Rating*
Long Island Power Authority NY	$324,068	0.56%	A–
Illinois State GO	296,619	0.52%	AA
California State	284,974	0.50%	A
California State Public Works Board – Lease	279,947	0.49%	BBB+
San Francisco, California City & County Airports	278,958	0.48%	A+
Denver, Colorado Airport Revenue	273,508	0.48%	A
Chicago – O’Hare International Airport	265,080	0.46%	A–
New York, NY	263,908	0.46%	A
Houston, Texas – Water & Sewer	263,509	0.46%	A
Puerto Rico Commonwealth Highway & Transit	238,643	0.41%	A
Total top ten	$2,769,214	4.82%

10 Largest Structured Finance Exposures
	Net Par (12/31/2003)	Percent of total Net Par	Rating*
Pilgrim Principal Protection Fund	$308,076	0.54%	AAA
European Static Synthetic CDO	288,000	0.50%	AAA
U.S. Static Synthetic CDO	285,000	0.50%	AA
European RMBS	226,438	0.39%	AAA
European RMBS	223,471	0.39%	AAA
Providian Gateway Master Trust	216,878	0.38%	BBB
U.S. Static Synthetic CDO	204,000	0.35%	AAA
Mid-State Homes Trust IV	190,425	0.33%	BBB
U.S. Static Synthetic CDO	180,000	0.31%	AAA
ABCP	167,500	0.29%	BBB
Total top ten	$2,289,788	3.98%

*	Indicated category reflects highest rating of the three rating agencies.

11	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Reinsurance Inc.

Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Senior Counsel

Edward McC. Bowers

Senior Vice President, Global Structured Products

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Andrew C.J. Poole

Managing Director, Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

12	Quarterly Operating Supplement for the Period Ended December 31, 2003 / Radian Reinsurance Inc. Management Team